Exhibit 99.1

S&P upgrades NCL Corporation Ltd.’s credit ratings

Company makes significant strides towards improving balance sheet through continued
deleveraging, including refinancing of its $650 million backstop commitment

MIAMI, Florida – March 12, 2024 – NCL Corporation Ltd. (“NCLC”) (the “Company” or “Norwegian”), a subsidiary of Norwegian Cruise Line Holdings Ltd. (NYSE: NCLH), today announced that S&P Global Ratings (S&P) has recently upgraded NCLC’s issuer credit rating and issue-level ratings. NCLC’s issuer credit rating has been upgraded to B+, marking a notable improvement in the Company’s creditworthiness. In addition, S&P has raised the issue-level ratings on NCLC’s existing secured and unsecured debt. The Company’s senior secured debt ratings were raised to BB/BB- and its unsecured debt rating was upgraded two notches to B.

S&P highlighted several factors for the upgrade, including NCLC’s current forward-booked position, increased capacity, occupancy recovery, and higher pricing providing good revenue and cash flow visibility for 2024. In addition, S&P noted that the Company’s leverage will benefit from higher revenue, EBITDA, and cash as it generates a full year of operations from its 2023 ship deliveries, without incurring incremental ship delivery debt in 2024.

Further enhancing its financial position, on March 7, 2024, the Company successfully completed the refinancing of its $650 million backstop commitment. This commitment has been refinanced from a secured to an unsecured commitment, and as part of this refinancing, the Company has repaid its $250 million 9.75% senior secured notes due 2028, eliminating its highest interest rate debt.

“The upgraded ratings are an important recognition of the strength of our business and our ability to reduce leverage,” commented Mark A. Kempa, executive vice president and chief financial officer of Norwegian Cruise Line Holdings Ltd. He continued, “Our recent refinancing, which reduces interest costs while releasing the related collateral, is a clear demonstration of our commitment to de-levering and improving our balance sheet.”

About Norwegian Cruise Line Holdings Ltd.

Norwegian Cruise Line Holdings Ltd. (NYSE: NCLH) is a leading global cruise company which operates Norwegian Cruise Line, Oceania Cruises and Regent Seven Seas Cruises. With a combined fleet of 32 ships and approximately 66,500 berths, NCLH offers itineraries to approximately 700 destinations worldwide. NCLH has five additional ships scheduled for delivery across its three brands, which will add approximately 16,000 berths to its fleet. To learn more, visit www.nclhltd.com.

Cautionary Statement Concerning Forward-Looking Statements

Some of the statements, estimates or projections contained in this release are “forward-looking statements” within the meaning of the U.S. federal securities laws intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained, or incorporated by reference, in this release, including, without limitation, those regarding our business strategy, financial position, results of operations, plans, prospects, actions taken or strategies being considered with respect to our liquidity position, valuation and appraisals of our assets and objectives of management for future operations (including those regarding expected fleet additions, our expectations regarding the impact of macroeconomic conditions and recent global events, our expectations regarding cruise voyage occupancy, operational position, demand for voyages, plans or goals for our sustainability program and decarbonization efforts, our expectations for future cash flows and profitability, financing opportunities and extensions, and efforts to reduce operating expenses and capital expenditures) are forward-looking statements. Many, but not all, of these statements can be found by looking for words like “expect,” “anticipate,” “goal,” “project,” “plan,” “believe,” “seek,” “will,” “may,” “forecast,” “estimate,” “intend,” “future” and similar words. Forward-looking statements do not guarantee future performance and may involve risks, uncertainties and other factors which could cause our actual results, performance or achievements to differ materially from the future results, performance or achievements expressed or implied in those forward-looking statements. Examples of these risks, uncertainties and other factors include, but are not limited to the impact of: adverse general economic factors, such as fluctuating or increasing levels of interest rates, inflation, unemployment, underemployment and the volatility of fuel prices, declines in the securities and real estate markets, and perceptions of these conditions that decrease the level of disposable income of consumers or consumer confidence; implementing precautions in coordination with regulators and global public health authorities to protect the health, safety and security of guests, crew and the communities we visit and to comply with related regulatory restrictions; our indebtedness and restrictions in the agreements governing our indebtedness that require us to maintain minimum levels of liquidity and be in compliance with maintenance covenants and otherwise limit our flexibility in operating our business, including the significant portion of assets that are collateral under these agreements; our ability to work with lenders and others or otherwise pursue options to defer, renegotiate, refinance or restructure our existing debt profile, near-term debt amortization, newbuild related payments and other obligations and to work with credit card processors to satisfy current or potential future demands for collateral on cash advanced from customers relating to future cruises; our need for additional financing or financing to optimize our balance sheet, which may not be available on favorable terms, or at all, and our outstanding exchangeable notes and any future financing which may be dilutive to existing shareholders; the unavailability of ports of call; future increases in the price of, or major changes, disruptions or reduction in, commercial airline services; changes involving the tax and environmental regulatory regimes in which we operate, including new regulations aimed at reducing greenhouse gas emissions; the accuracy of any appraisals of our assets; our success in controlling operating expenses and capital expenditures; trends in, or changes to, future bookings and our ability to take future reservations and receive deposits related thereto; adverse events impacting the security of travel, or customer perceptions of the security of travel, such as terrorist acts, armed conflict, such as Russia’s invasion of Ukraine or the Israel-Hamas war, or threats thereof, acts of piracy, and other international events; public health crises, including the COVID-19 pandemic, and their effect on the ability or desire of people to travel (including on cruises); adverse incidents involving cruise ships; our ability to maintain and strengthen our brand; breaches in data security or other disturbances to our information technology systems and other networks or our actual or perceived failure to comply with requirements regarding data privacy and protection; changes in fuel prices and the type of fuel we are permitted to use and/or other cruise operating costs; mechanical malfunctions and repairs, delays in our shipbuilding program, maintenance and refurbishments and the consolidation of qualified shipyard facilities; the risks and increased costs associated with operating internationally; our inability to recruit or retain qualified personnel or the loss of key personnel or employee relations issues; impacts related to climate change and our ability to achieve our climate-related or other sustainability goals; our inability to obtain adequate insurance coverage; pending or threatened litigation, investigations and enforcement actions; volatility and disruptions in the global credit and financial markets, which may adversely affect our ability to borrow and could increase our counterparty credit risks, including those under our credit facilities, derivatives, contingent obligations, insurance contracts and new ship progress payment guarantees; any further impairment of our trademarks, trade names or goodwill; our reliance on third parties to provide hotel management services for certain ships and certain other services; fluctuations in foreign currency exchange rates; our expansion into new markets and investments in new markets and land-based destination projects; overcapacity in key markets or globally; and other factors set forth under “Risk Factors” in our most recently filed Annual Report on Form 10-K, Quarterly Report on Form 10-Q and subsequent filings with the Securities and Exchange Commission. The above examples are not exhaustive and new risks emerge from time to time. There may be additional risks that we consider immaterial or which are unknown. Such forward-looking statements are based on our current beliefs, assumptions, expectations, estimates and projections regarding our present and future business strategies and the environment in which we expect to operate in the future. These forward-looking statements speak only as of the date made. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in our expectations with regard thereto or any change of events, conditions or circumstances on which any such statement was based, except as required by law.

Investor Relations & Media Contact

Sarah Inmon (786) 812- 3233 InvestorRelations@nclcorp.com NCLHmedia@nclcorp.com